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

                  Temporary Certificate - Exchangeable for
                  Definitive Engraved Certificate When Ready for
                  Delivery

Number            MARKETSPAN LOGO                                 Shares

Common Stock      Incorporated Under The Laws Of the State        See Reverse
                  Of New York                                     for Certain
                                                                  Definitions

                                                                  Cusip
THIS CERTIFIES
THAT

IS THE OWNER
OF
                  FULLY PAID AND NON-ASSESSABLE SHARES
                  OF COMMON STOCK, PAR VALUE     PER SHARE,
                  OF

                  transferable  only on the  books of the
                  Corporation  by the holder hereof in person
                  or by duly authorized  attorney upon
                  the surrender of this certificate  properly
                  endorsed.  This certificate and the shares
                  represented hereby are issued and shall  be
                  held  subject  to  all  the   provisions  of
                  the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder of this certificate by acceptance hereof assets. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  Witness  the  facsimile  seal  of  the
                  Corporation and the facsimile signatures of its duly authorized officers.

Dated

Secretary                                                         President

COUNTERSIGNED
AND REGISTERED:
By                                                                Transfer
                                                                  Agent and
                                                                  Registrar
                  Authorized Signature

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                                    -3-

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of series hereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM             -    as tenants in common
TEN ENT             -    as tenants by the entireties
JT TEN              -    as joint tenants with right of survivorship and not as
                         tenants in common
UNIF GIFT MIN ACT   -    Custodian
                         (Cust)                  (Minor)
                         under Uniform Gifts to Minors Act
                                      (State)

Additional abbreviations may also be used though not in the above list

For value received,                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address, including zip code, of assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------      shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


                                    -4-